SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 25, 2020.

MFS® Investors Trust Series
Initial Class & Service Class Shares

Effective immediately the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Kevin Beatty	2004	Co-Chief Investment Officer-Equity- Americas of MFS
Alison O'Neill Mackey	2018	Co-Chief Investment Officer-Equity- Americas of MFS
Ted Maloney	2012	Executive Vice President and Chief Investment Officer of MFS
Effective September 30, 2021, Kevin Beatty will no longer be a portfolio manager of the fund.

Effective immediately, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Kevin Beatty	Portfolio Manager	Employed in the investment area of MFS since 2002
Alison O'Neill Mackey	Portfolio Manager	Employed in the investment area of MFS since 2005
Ted Maloney	Portfolio Manager	Employed in the investment area of MFS since 2005
Effective September 30, 2021, Kevin Beatty will no longer be a portfolio manager of the fund.

1042616                            1                                    VGI-SUP-I-062520